UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Baxter International Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BAXTER INTERNATIONAL INC. 2022 Annual Meeting Vote by May 2, 2022 11:59 PM ET BAXTER INTERNATIONAL INC. ONE BAXTER PARKWAY DEERFIELD, IL 60015 D66887-P63116 You invested in BAXTER INTERNATIONAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 3, 2022. Get informed before you vote View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 3, 2022 9:00 AM, CDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BAX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. José (Joe) Almeida For 1b. Thomas F. Chen For 1c. Peter S. Hellman For 1d. Michael F. Mahoney For 1e. Patricia B. Morrison For 1f. Stephen N. Oesterle For 1g. Nancy M. Schlichting For 1h. Cathy R. Smith For 1i. Albert P.L. Stroucken For 1j. Amy A. Wendell For 1k. David S. Wilkes For 2. Advisory Vote to Approve Named Executive Officer Compensation For 3. Ratification of Appointment of Independent Registered Public Accounting Firm For 4. Vote to Approve a Certificate of Incorporation Amendment to Permit Stockholder Action by Written Consent For 5. Vote to Approve a Certificate of Incorporation Amendment to Lower the Special Meeting Threshold For 6. Stockholder Proposal—Special Shareholder Meeting Improvement Against 7. Stockholder Proposal—Independent Board Chairman Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D66888-P63116